UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report September 30, 2015

NIM
Nuveen Select Maturities Municipal Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Share Information	8

Risk Considerations	10

Performance Overview and Holding Summaries	11

Shareholder Meeting Report	13

Portfolio of Investments	14

Statement of Assets and Liabilities	28

Statement of Operations	29

Statement of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	34

Additional Fund Information	40

Glossary of Terms Used in this Report	41

Reinvest Automatically, Easily and Conveniently	42

Annual Investment Management Agreement Approval Process	43

Nuveen Investments	3

Chairman's Letter to Shareholders

Dear Shareholders,
For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.
There may be at least one rate hike before the end of 2015. After all, the U.S. has reached "full employment" by the Fed's standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has risen against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.
Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan's fragile growth, and manage China's slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China's central bank and government intervened aggressively to try to stem the sell-off in their stock prices. But persistent structural problems in these economies will continue to garner market attention.
Wall Street is fond of saying "markets don't like uncertainty," and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
William J. Schneider
Chairman of the Board
November 23, 2015

4	Nuveen Investments

Portfolio Manager's Comments
Nuveen Select Maturities Municipal Fund (NIM)
This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.. Portfolio manager Paul L. Brennan, CFA, key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.
What key strategies were used to manage NIM during the six-month reporting period ended September 30, 2015?
The six-month reporting period spanned considerable turbulence in the municipal bond market. Yields, which move in the opposite direction of prices, had shuffled higher in the first half of the reporting period on expectations of higher interest rates in the near future. However, the Federal Reserve (Fed) left its main policy interest rate unchanged at its September meeting and yields fell, ending the reporting period only slightly higher than where they began. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
The Fund's overall positioning remained relatively unchanged during the reporting period, except for a notable increase in its exposure to U.S. guaranteed bonds. Although the Fund did buy some pre-refunded bonds, the shift was more attributable to the robust advance refunding activity that occurred during this reporting period, rather than a tactical decision on our part. As a result, the Fund's allocation to AAA rated bonds rose (as pre-refunded bonds are escrowed with U.S. Treasuries), while its A rated weighting decreased (as most of the Fund's called bonds during this reporting period carried single A credit ratings). In addition, the Fund bought some bonds in the utility sector when a large position in a Philadelphia gas system credit matured and we used the proceeds to invest in a number of public and investor-owned utility issues.
Cash for new purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep NIM fully invested and support the Fund's income stream. Because NIM is an intermediate maturity Fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets. In addition, we continued to see heightened call activity during the reporting period, as bond issuers sought to lower costs through refinancings, and the increase in this activity provided ample cash for purchases. The Fund also sold its remaining Puerto Rico bonds, which included small positions in an insured bond and a (non-governmental) private university bond that totaled less than 1% of the portfolio overall prior to the sale.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager's Comments (continued)
How did NIM perform during the six-month reporting period ended September 30, 2015?
The table in NIM's Performance Overview and Holding Summaries section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended September 30, 2015. The Fund's returns are compared with the performance of corresponding market indexes.
For the six months ended September 30, 2015, the total return on net asset value (NAV) for NIM lagged the returns for the S&P Municipal Bond Intermediate Index and the national S&P Municipal Bond Index.
Key management factors that influenced the Fund's performance included duration and yield curve positioning, credit exposure, sector allocation and individual credit selection.
During this reporting period, intermediate- and long-dated bonds tended to underperform shorter dated bonds. Because the Fund was positioned with overweights to both the shortest maturities and the longest maturities, this "barbell" duration strategy was unfavorable to relative performance during this reporting period. The higher weighting in short maturity bonds was beneficial as this segment performed the best for the reporting period overall. However, the higher weighting in long maturity bonds amplified this group's underperformance, detracting from the gains made by the short-dated positions.
The Fund had mixed results across the credit rating spectrum. NIM's exposure to BBB and BB rated bonds aided relative performance. However, the Fund's allocation to A rated bonds did not fare as well. In aggregate, credit exposure had a moderately positive impact on the Fund's relative performance for this reporting period.
Municipal market sector allocation was also generally beneficial to performance during the reporting period. The Fund's overweight allocation to toll roads boosted returns. Toll road bonds benefited from an increase the fees charged by toll road operators, as well as rising toll road activity, meaning, more cars traveling through more tolls, as the economy continued to strengthen and as gas prices remained lower. The Fund's health care holdings also added to performance. The health care sector is largely composed of A and BBB rated bonds and lower rated bonds tended to perform well over this reporting period. In the utilities sector, some public power holdings delivered gains for the Fund as well. Another positive influence on the Fund's performance was an overweight in tobacco settlement revenue bonds. For the first time in several years, tobacco shipments increased due to higher cigarette consumption. People have been smoking more because they're spending less on gasoline and heating their homes. The tobacco settlement bonds performed well as higher tobacco revenues are expected to help repay these bonds. However, individual credit selection was somewhat unfavorable during this reporting period. In particular, holdings in Illinois and New Jersey general obligation (GO) bonds detracted from performance, as these states continued to face budget issues.
An Update Involving Puerto Rico
As noted in the previous Shareholder Fund Report, we continue to monitor situations in the broader municipal market for any impact on the Fund's holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden debt may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy.

6	Nuveen Investments

In terms of Puerto Rico holdings, shareholders should note that NIM eliminated its remaining exposure to Puerto Rico debt during this reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt currently is rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
The Nuveen complex's entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.26% of assets under management as of September 30, 2015. As of September 30, 2015, Nuveen's limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

Nuveen Investments	7

Share Information
DISTRIBUTION INFORMATION
The following information regarding the Fund's distributions is current as of September 30, 2015. The Fund's distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund's distributions to shareholders were as shown in the accompanying table.

Per Share
Ex-Dividend Date	Amounts
April 2015	$0.0275
May	0.0275
June	0.0275
July	0.0275
August	0.0275
September 2015	0.0260

Market Yield*	3.11%
Taxable-Equivalent Yield*	4.32%

*
Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 28.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.
As of September 30, 2015, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund's shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
SHARE REPURCHASES
During August 2015, the Fund's Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

8	Nuveen Investments

As of September 30, 2015, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

Shares cumulatively repurchased and retired	0
Shares authorized for repurchase	1,245,000
OTHER SHARE INFORMATION
As of September 30, 2015, and during the current reporting period, the Fund's share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.
NAV	$10.49
Share price	$10.04
Premium/(Discount) to NAV	(4.29)%
6-month average premium/(discount) to NAV	(2.30)%

Nuveen Investments	9

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Maturities Municipal Fund (NIM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NIM.

10	Nuveen Investments

NIM
Nuveen Select Maturities Municipal Fund
Performance Overview and Holding Summaries as of September 30, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2015

	Cumulative	Average Annual
	6 Month	1-Year	5-Year	10-Year
NIM at NAV	0.61%	2.53%	3.76%	4.25%
NIM at Share Price	(5.36)%	(0.89)%	1.71%	3.84%
S&P Municipal Bond Intermediate Index	0.91%	2.83%	3.97%	4.78%
S&P Municipal Bond Index	0.70%	3.00%	4.27%	4.59%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Nuveen Investments	11

NIM	Performance Overview and Holding Summaries as of September 30, 2015 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.2%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	1.0%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Credit Quality
(% of total investments)
AAA/U.S.Guaranteed	17.8%
AA	27.9%
A	33.6%
BBB	15.2%
BB or Lower	2.7%
N/R	2.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.6%
U.S. Guaranteed	14.6%
Health Care	13.9%
Utilities	13.6%
Transportation	12.6%
Tax Obligation/General	11.7%
Other	12.0%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	13.9%
Texas	11.2%
Pennsylvania	7.5%
New York	6.4%
California	5.9%
Florida	5.8%
New Jersey	5.3%
South Carolina	4.6%
Ohio	4.2%
Wisconsin	3.7%
Missouri	3.6%
Arizona	3.0%
Indiana	2.8%
Michigan	2.7%
Other	19.4%
Total	100%

12	Nuveen Investments

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2015 for NIM; at this meeting the shareholders were asked to elect Board Members.
NIM
Common
shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	11,202,169
Withhold	276,077
Total	11,478,246
William J. Schneider
For	11,214,978
Withhold	263,268
Total	11,478,246
Thomas S. Schreier, Jr.
For	11,225,541
Withhold	252,705
Total	11,478,246

Nuveen Investments	13

NIM
Nuveen Select Maturities Municipal Fund
	Portfolio of Investments	September 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.2%
	MUNICIPAL BONDS – 97.2%
	Alabama – 0.2%
$180	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30 (Pre-refunded 11/15/15)	11/15 at 100.00	Baa2 (4)	$180,140
125	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	119,709
305	Total Alabama			299,849
	Alaska – 0.1%
155	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	174,753
	Arizona – 2.8%
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A:
230	5.000%, 2/01/20	No Opt. Call	BBB+	260,252
290	5.000%, 2/01/27	2/22 at 100.00	BBB+	317,965
55	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A2	65,664
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	476,183
685	5.000%, 7/01/26	7/22 at 100.00	A1	761,960
685	5.000%, 7/01/27	7/22 at 100.00	A1	756,480
100	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A3	104,070
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
150	5.000%, 12/01/17	No Opt. Call	A–	161,229
110	5.250%, 12/01/19	No Opt. Call	A–	124,324
35	5.000%, 12/01/32	No Opt. Call	A–	39,269
500	5.000%, 12/01/37	No Opt. Call	A–	558,080
3,265	Total Arizona			3,625,476
	Arkansas – 0.4%
500	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A–	517,010
	California – 6.1%
300	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/23	No Opt. Call	A	364,704
125	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2008A, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA–	126,634
145	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2008C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA–	146,895
290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	292,274
525	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	610,313
125	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB+	136,038
210	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)	No Opt. Call	A+	224,438

14	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$250	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012, 5.000%, 1/01/24	No Opt. Call	BBB–	$273,238
560	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B+	540,574
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/32	9/24 at 100.00	N/R	107,540
365	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	386,071
	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
250	5.000%, 9/01/22 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AA+ (4)	260,988
250	5.000%, 9/01/22 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AA+ (4)	260,988
500	5.000%, 9/01/23 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AA+ (4)	521,975
1,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28	2/28 at 100.00	AA	877,560
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 – AGC Insured	No Opt. Call	AA	1,423,440
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	39,726
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 0.000%, 8/01/37	No Opt. Call	AA+	838,120
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29	1/25 at 100.00	BBB–	459,305
9,445	Total California			7,890,821
	Colorado – 1.0%
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
190	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	115,391
75	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	37,836
10	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%, 9/01/18 – NPFG Insured	No Opt. Call	AA–	11,014
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	340,630
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/20	No Opt. Call	N/R	533,080
200	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	225,822
1,975	Total Colorado			1,263,773
	Connecticut – 0.7%
900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-3, 0.875%, 7/01/49 (Mandatory put 2/08/18)	No Opt. Call	AAA	897,633
	Delaware – 0.1%
170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/28	7/23 at 100.00	BBB–	181,225
	District of Columbia – 0.7%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	120,415
690	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	847,472
810	Total District of Columbia			967,887

Nuveen Investments	15

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 5.2%
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
$545	5.000%, 6/01/22	12/21 at 100.00	AA–	$635,574
365	5.000%, 6/01/25	12/24 at 100.00	AA–	435,149
600	Citizens Property Insurance Corporation, Florida, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	612,156
185	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.375%, 6/01/16	No Opt. Call	A+	191,231
160	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	AA–	176,250
	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
50	5.000%, 6/01/18	No Opt. Call	AA–	55,009
455	5.000%, 6/01/20	No Opt. Call	AA–	521,676
370	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Series 2013, 6.000%, 11/01/33	11/23 at 100.00	BBB–	409,520
600	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	650,244
150	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	153,410
370	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	382,288
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009:
10	5.500%, 6/01/29 – AGM Insured	6/19 at 100.00	AA	11,278
10	5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	11,269
750	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	830,850
75	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB+	83,600
45	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	46,715
720	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	771,984
	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
120	5.000%, 9/01/22	No Opt. Call	A+	141,116
350	5.000%, 9/01/23	9/22 at 100.00	A+	405,836
185	5.000%, 9/01/25	9/22 at 100.00	A+	214,896
6,115	Total Florida			6,740,051
	Georgia – 1.0%
240	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995, 5.200%, 8/01/25 (Pre-refunded 8/01/22) – NPFG Insured	8/22 at 100.00	AA– (4)	270,523
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/23	10/22 at 100.00	Baa2	1,047,879
1,140	Total Georgia			1,318,402
	Guam – 0.1%
140	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	157,143

16	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.2%
$200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.250%, 7/01/27	7/23 at 100.00	BB+	$221,162
	Illinois – 13.6%
1,500	Cook County Township High School District 208, Illinois, General Obligation Bonds, Series 2006A, 5.000%, 12/01/21 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aa3 (4)	1,512,450
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	AA	354,585
2,000	Huntley, Illinois, Special Service Area 9, Special Tax Bonds, Series 2007, 5.100%, 3/01/28 – AGC Insured	3/17 at 100.00	AA	2,108,900
625	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)	No Opt. Call	Aa3	627,156
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB	488,361
280	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 4.625%, 9/01/39	9/24 at 100.00	BBB	281,109
265	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	A+	287,263
695	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	769,129
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	4/17 at 100.00	Baa3	256,775
	Illinois State, General Obligation Bonds, February Series 2014:
370	5.000%, 2/01/25	2/24 at 100.00	A–	398,771
325	5.000%, 2/01/26	2/24 at 100.00	A–	347,428
290	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A–	293,126
445	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A–	452,587
	Illinois State, General Obligation Bonds, Refunding Series 2012:
390	5.000%, 8/01/20	No Opt. Call	A–	423,634
335	5.000%, 8/01/21	No Opt. Call	A–	364,795
1,000	5.000%, 8/01/22	No Opt. Call	A–	1,087,450
275	5.000%, 8/01/23	No Opt. Call	A–	298,645
	Illinois State, General Obligation Bonds, Series 2006A:
15	5.000%, 6/01/24	12/16 at 100.00	A–	15,514
10	5.000%, 6/01/27	12/16 at 100.00	A–	10,224
230	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A–	232,100
300	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	A–	312,492
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	A–	308,134
240	5.500%, 7/01/26	7/23 at 100.00	A–	263,107
1,380	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/18 – NPFG Insured	No Opt. Call	Aa3	1,307,550
1,000	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	745,640
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
720	5.000%, 6/01/19	No Opt. Call	A	808,027
1,000	5.250%, 6/01/21	No Opt. Call	A	1,159,990
60	6.250%, 6/01/24	6/16 at 100.00	A	62,321
580	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	656,142
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/22	No Opt. Call	A+	555,095

Nuveen Investments	17

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$355	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008, 5.750%, 6/01/28	6/18 at 100.00	AA	$390,883
515	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	574,477
17,010	Total Illinois			17,753,860
	Indiana – 1.9%
165	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B–	161,048
250	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	261,773
175	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	191,958
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A, 5.000%, 10/01/31	10/24 at 100.00	A	159,225
255	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA–	288,627
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 4.750%, 2/01/21	No Opt. Call	N/R	263,125
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014, 5.000%, 2/01/29	8/24 at 100.00	A	284,800
865	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)	No Opt. Call	A	868,590
2,350	Total Indiana			2,479,146
	Iowa – 0.7%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/27	6/20 at 100.00	A2	550,595
335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	354,095
835	Total Iowa			904,690
	Kansas – 0.1%
100	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 5.000%, 9/01/22	No Opt. Call	A+	119,365
95	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	A–	69,702
195	Total Kansas			189,067
	Kentucky – 1.4%
350	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	380,125
460	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	491,800
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	386,815
200	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	202,048
320	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	323,920
1,670	Total Kentucky			1,784,708

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 1.6%
$240	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB	$240,348
55	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/23 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	56,755
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1:
155	5.875%, 6/01/23	6/18 at 100.00	AA	173,671
10	6.000%, 6/01/24	6/18 at 100.00	AA	11,254
335	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	350,993
130	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	139,593
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
350	5.000%, 5/15/22	No Opt. Call	Baa1	399,994
200	5.000%, 5/15/24	No Opt. Call	Baa1	231,268
400	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	424,748
1,875	Total Louisiana			2,028,624
	Maine – 0.0%
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	40,347
	Massachusetts – 1.1%
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.000%, 10/01/19	10/17 at 100.00	N/R	517,225
185	Massachusetts Development Finance Agency, Revenue Bonds, Roxbury Latin School, Series 2014A, 3.250%, 7/01/33	7/25 at 100.00	AA–	182,787
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	100,257
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	471,208
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A:
100	5.000%, 8/15/18 – AMBAC Insured	8/17 at 100.00	AA+	108,332
60	5.000%, 8/15/20 – AMBAC Insured	8/17 at 100.00	AA+	64,842
1,415	Total Massachusetts			1,444,651
	Michigan – 2.1%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996C-1, 0.000%, 7/01/23	No Opt. Call	BB	254,464
155	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	10/15 at 100.00	A3	155,349
50	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	50,701
150	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	181,419
845	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-2A, 5.375%, 4/01/18 – NPFG Insured	10/15 at 100.00	AA–	846,901
500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	525,925
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F, 5.000%, 12/01/33 (WI/DD, Settling 10/15/15) (Alternative Minimum Tax)	12/25 at 100.00	A	768,936
2,805	Total Michigan			2,783,695

Nuveen Investments	19

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 3.5%
	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006:
$390	4.500%, 12/01/25 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	$408,689
535	5.000%, 12/01/26 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	563,756
515	5.000%, 12/01/27 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	542,681
310	5.000%, 12/01/28 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	326,663
1,060	4.500%, 12/01/31 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	1,110,795
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	109,752
1,070	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,231,089
240	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 8.125%, 8/01/20 (Pre-refunded 7/01/20) (Alternative Minimum Tax)	7/20 at 100.00	AA+ (4)	276,132
4,220	Total Missouri			4,569,557
	Montana – 0.3%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street, Series 2013A, 5.000%, 7/01/33	1/23 at 100.00	N/R	266,596
150	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	11/15 at 100.00	AA– (4)	162,849
410	Total Montana			429,445
	Nebraska – 0.1%
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	111,336
	Nevada – 2.2%
1,465	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	1,700,191
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB	284,705
50	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013, 5.000%, 6/01/22	No Opt. Call	N/R	53,656
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/23	7/21 at 100.00	AA	890,746
2,540	Total Nevada			2,929,298
	New Jersey – 5.8%
130	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB+	130,706
120	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	124,502
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
150	4.000%, 6/15/19	No Opt. Call	BBB+	157,961
280	5.000%, 6/15/20	No Opt. Call	BBB+	306,407
150	5.000%, 6/15/21	No Opt. Call	BBB+	164,018
335	5.000%, 6/15/22	No Opt. Call	BBB+	367,106
350	5.000%, 6/15/23	6/22 at 100.00	BBB+	380,044
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	226,924
500	5.000%, 6/15/25	6/22 at 100.00	BBB+	537,020
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	160,139
100	4.250%, 6/15/27	6/22 at 100.00	BBB+	101,091
300	5.000%, 6/15/28	No Opt. Call	BBB+	316,101
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	243,797

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A–	$1,045,180
60	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A–	62,829
1,640	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A–	589,908
1,515	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	1,616,187
320	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	359,546
170	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	183,806
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q, 3.000%, 1/01/22	No Opt. Call	A3	239,763
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
210	4.500%, 6/01/23	6/17 at 100.00	BB	211,182
100	4.625%, 6/01/26	6/17 at 100.00	B+	97,268
8,260	Total New Jersey			7,621,485
	New Mexico – 1.0%
715	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Four Corners Project, Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	716,387
490	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	553,357
1,205	Total New Mexico			1,269,744
	New York – 7.4%
220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	249,894
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015:
145	5.000%, 7/01/23	No Opt. Call	BBB+	167,855
185	5.000%, 7/01/24	No Opt. Call	BBB+	215,692
770	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A, 5.000%, 5/15/25	5/22 at 100.00	AA	915,030
435	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	496,348
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
195	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	169,586
115	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	93,206
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B:
25	5.000%, 12/01/35 – AGM Insured	6/16 at 100.00	AA	25,643
200	5.000%, 12/01/35	6/16 at 100.00	A–	205,020
400	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 (Pre-refunded 9/01/16)	9/16 at 100.00	A– (4)	413,452
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A
145	4.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA	148,521
220	5.000%, 12/01/26 – SYNCORA GTY Insured	6/16 at 100.00	A–	225,971
405	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/25 – NPFG Insured	9/16 at 100.00	AA–	419,495

Nuveen Investments	21

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E
$10	4.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	AA–	$10,349
205	5.000%, 12/01/17 – NPFG Insured	12/16 at 100.00	AA–	215,617
460	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	AA–	483,437
220	5.000%, 12/01/22 – NPFG Insured	12/16 at 100.00	AA–	230,784
220	5.000%, 12/01/21 – NPFG Insured	12/16 at 100.00	AA–	230,784
190	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006F, 5.000%, 5/01/19	11/16 at 100.00	AA–	198,958
825	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	AA–	825,173
1,510	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	1,708,459
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
360	5.000%, 6/01/17	No Opt. Call	AA	386,500
565	5.000%, 6/01/18	No Opt. Call	AA	626,562
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
285	5.000%, 6/01/21	6/16 at 100.00	AA	294,117
220	5.000%, 6/01/22	6/17 at 100.00	AA	235,635
400	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2013B, 5.000%, 11/15/21	No Opt. Call	AA–	479,048
8,930	Total New York			9,671,136
	North Carolina – 1.2%
1,315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	1,560,918
	North Dakota – 0.8%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
200	5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	238,262
650	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	774,352
850	Total North Dakota			1,012,614
	Ohio – 4.1%
80	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17	No Opt. Call	Aa1	84,502
1,325	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	1,138,281
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	509,088
40	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	44,233
210	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	237,934
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
25	4.000%, 10/01/18	No Opt. Call	A1	26,866
30	4.000%, 10/01/19	No Opt. Call	A1	32,714
40	4.000%, 10/01/20	No Opt. Call	A1	43,970
45	5.000%, 10/01/21	No Opt. Call	A1	52,104
35	5.000%, 10/01/22	No Opt. Call	A1	40,901

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$175	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	$179,534
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	BBB–	100,532
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/34	2/31 at 100.00	A+	1,712,820
1,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	1,006,250
100	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	101,174
5,685	Total Ohio			5,310,903
	Pennsylvania – 5.7%
935	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BBB–	937,132
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A, 5.000%, 12/01/15 – RAAI Insured	No Opt. Call	AA	100,689
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	208,526
10	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2009A, 5.000%, 6/01/17	No Opt. Call	A	10,677
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	502,180
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	501,805
280	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa2 (4)	324,999
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27	1/24 at 100.00	AA	604,985
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	305,605
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (Alternative Minimum Tax)	No Opt. Call	BBB	269,436
225	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B, 5.000%, 1/01/22	7/17 at 100.00	Aaa	241,587
225	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts, Series 1999, 5.150%, 3/15/20 – RAAI Insured (ETM)	3/16 at 100.00	AA (4)	244,310
125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	128,549
580	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A-2, 0.000%, 12/01/34	12/20 at 100.00	A2	626,499
880	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,011,190
885	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	AA	1,010,192
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.750%, 8/01/21	No Opt. Call	A–	372,059
6,755	Total Pennsylvania			7,400,420

Nuveen Investments	23

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.2%
$200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28	9/23 at 100.00	BBB	$219,900
	South Carolina – 4.5%
515	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	541,363
1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	1,826,209
3,040	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series 1991, 6.750%, 1/01/19 – FGIC Insured	No Opt. Call	A3	3,565,130
5,095	Total South Carolina			5,932,702
	South Dakota – 0.8%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	A+ (4)	1,042,280
	Tennessee – 0.3%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
100	4.000%, 1/01/22	No Opt. Call	A	110,060
180	5.000%, 1/01/23	No Opt. Call	A	211,304
280	Total Tennessee			321,364
	Texas – 11.0%
545	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	545,033
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2007:
130	5.000%, 5/01/23 – SYNCORA GTY Insured	5/17 at 100.00	A+	138,464
15	5.000%, 5/01/24 – SYNCORA GTY Insured	5/17 at 100.00	A+	15,969
40	5.000%, 5/01/25 – SYNCORA GTY Insured	5/17 at 100.00	A+	42,532
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40	5/20 at 100.00	A+	11,505
135	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Series 2006, 4.500%, 5/01/25 – NPFG Insured	5/16 at 100.00	AA–	138,050
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Refunding Bonds, Series 2009:
45	5.000%, 5/01/29	5/19 at 100.00	A+	49,219
145	5.000%, 5/01/39	5/19 at 100.00	A+	157,341
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/15) (5)	11/15 at 100.00	N/R	1,433
525	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	605,115
1,875	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Series 2006A, 5.000%, 8/15/20 (Pre-refunded 8/15/16)	8/16 at 100.00	AAA	1,952,888
155	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/24	No Opt. Call	A3	183,298
395	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	467,727
35	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	BB–	37,127

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$140	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/25	9/16 at 100.00	A2	$145,579
860	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/25 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	898,949
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	381,890
300	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.125%, 8/15/26	2/16 at 100.00	BBB+	302,235
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/25 at 100.00	A1	503,130
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	219,334
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	Baa2	106,203
100	5.250%, 12/01/28	12/25 at 100.00	Baa2	110,054
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
400	5.000%, 8/15/24	8/22 at 100.00	Aa2	468,552
380	5.000%, 8/15/25	8/22 at 100.00	Aa2	441,191
750	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	882,637
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
100	0.000%, 9/01/43	9/31 at 100.00	AA+	90,497
490	0.000%, 9/01/45	9/31 at 100.00	AA+	487,697
455	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A, 5.000%, 1/01/23	No Opt. Call	A1	542,314
2,800	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	3,113,124
665	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 0.775%, 12/15/17	1/16 at 100.00	A–	664,553
110	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	118,968
465	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	518,925
13,320	Total Texas			14,341,533
	Virgin Islands – 0.4%
525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	570,134
	Virginia – 0.5%
565	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	614,963
	Washington – 2.6%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/23 (Alternative Minimum Tax)	No Opt. Call	A+	1,161,179
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	1,158,223

Nuveen Investments	25

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$455	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1	$478,436
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa3	626,575
3,090	Total Washington			3,424,413
	Wisconsin – 3.7%
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
755	4.000%, 4/01/20	No Opt. Call	Aa3	839,326
15	5.000%, 4/01/22	No Opt. Call	Aa3	17,802
325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B, 5.000%, 7/15/20	No Opt. Call	A2	367,395
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A2	771,430
30	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/17	No Opt. Call	AA	32,378
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
500	5.250%, 8/15/18	8/16 at 100.00	A–	519,375
180	5.250%, 8/15/34	8/16 at 100.00	A–	183,827
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015, 5.000%, 12/15/26	12/24 at 100.00	AA–	1,754,025
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
40	5.000%, 5/01/21	5/19 at 100.00	AA–	45,334
35	5.375%, 5/01/25	5/19 at 100.00	AA–	39,950
40	5.625%, 5/01/28	5/19 at 100.00	AA–	45,810
150	6.000%, 5/01/33	5/19 at 100.00	AA–	173,462
4,245	Total Wisconsin			4,790,114
$121,900	Total Municipal Bonds (cost $120,224,773)			126,808,232

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$17	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$2,986
4	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	590
21	Total Corporate Bonds (cost $1,880)				3,576
	Total Long-Term Investments (cost $120,226,653)				126,811,808

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.0%
	MUNICIPAL BONDS – 1.0%
	California – 0.2%
$100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/15/15 (6)	No Opt. Call	N/R	$100,470
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/15/15 (6)	No Opt. Call	N/R	100,470
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/15/15 (6)	No Opt. Call	N/R	100,470
300	Total California			301,410
	Michigan – 0.8%
1,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17) (8)	No Opt. Call	A-1	1,011,700
$1,300	Total Short-Term Investments (cost $1,300,000)			1,313,110
	Total Investments (cost $121,526,653) – 98.2%			128,124,918
	Other Assets Less Liabilities – 1.8%			2,346,852
	Net Assets – 100%			$130,471,770

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed-delivery basis.
See accompanying notes to financial statements.

Nuveen Investments	27

Statement of
Assets and Liabilities	September 30, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $120,226,653)	$126,811,808
Short-term investments, at value (cost $1,300,000)	1,313,110
Cash	112,911
Receivable for:
Interest	1,519,135
Investments sold	2,125,000
Other assets	3,376
Total assets	131,885,340
Liabilities
Payable for:
Dividends	313,842
Investments purchased	1,001,496
Accrued expenses:
Management fees	49,459
Trustees fees	773
Other	48,000
Total liabilities	1,413,570
Net assets	$130,471,770
Shares outstanding	12,442,881
Net asset value ("NAV") per share outstanding	$10.49
Net assets consist of:
Shares, $0.01 par value per share	$124,429
Paid-in surplus	123,816,778
Undistributed (Over-distribution of) net investment income	219,243
Accumulated net realized gain (loss)	(286,945)
Net unrealized appreciation (depreciation)	6,598,265
Net assets	$130,471,770
Authorized shares	Unlimited
See accompanying notes to financial statements.

28	Nuveen Investments

Statement of
Operations	Six Months Ended September 30, 2015 (Unaudited)

Investment Income	$2,359,906
Expenses
Management fees	302,161
Custodian fees	20,397
Trustees fees	1,742
Professional fees	10,810
Shareholder reporting expenses	19,939
Shareholder servicing agent fees	3,058
Stock exchange listing fees	3,985
Investor relations expenses	7,859
Other	6,929
Total expenses	376,880
Net investment income (loss)	1,983,026
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(13,422)
Change in net unrealized appreciation (depreciation) of investments	(1,292,875)
Net realized and unrealized gain (loss)	(1,306,297)
Net increase (decrease) in net assets from operations	$676,729
See accompanying notes to financial statements.

Nuveen Investments	29

Statement of
Changes in Net Assets	(Unaudited)

	Six Months	Year
	Ended	Ended
	9/30/15	3/31/15
Operations
Net investment income (loss)	$1,983,026	$4,233,348
Net realized gain (loss) from investments	(13,422)	179,611
Change in net unrealized appreciation (depreciation) of investments	(1,292,875)	2,467,709
Net increase (decrease) in net assets from operations	676,729	6,880,668
Distributions to Shareholders
From net investment income	(2,034,396)	(4,244,414)
Decrease in net assets from distributions to shareholders	(2,034,396)	(4,244,414)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	11,749	28,128
Net increase (decrease) in net assets from capital share transactions	11,749	28,128
Net increase (decrease) in net assets	(1,345,918)	2,664,382
Net assets at the beginning of period	131,817,688	129,153,306
Net assets at the end of period	$130,471,770	$131,817,688
Undistributed (Over-distribution of) net investment income at the end of period	$219,243	$270,613
See accompanying notes to financial statements.

30	Nuveen Investments

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Nuveen Investments	31

Financial
Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Market Value
Year Ended 3/31:
2016(c)	$10.59	$0.16		$(0.10)	$0.06	$(0.16)	$—	$(0.16)	$10.49	$10.04
2015	10.38	0.34		0.21	0.55	(0.34)	—	(0.34)	10.59	10.78
2014	10.63	0.36		(0.27)	0.09	(0.34)	—	(0.34)	10.38	10.18
2013	10.45	0.37		0.18	0.55	(0.37)	—	(0.37)	10.63	10.35
2012	10.02	0.40		0.44	0.84	(0.41)	—	(0.41)	10.45	10.23
2011	10.22	0.43		(0.21)	0.22	(0.42)	—	(0.42)	10.02	9.81

32	Nuveen Investments

			Ratios/Supplemental Data

Total Returns				Ratios to Average Net Assets
Based on NAV	(a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss	)	Portfolio Turnover Rate	(b)

0.61%		(5.36)%	$130,472	0.58	%*	3.04	%*	11%
5.37		9.39	131,818	0.58		3.23		16
0.95		1.83	129,153	0.58		3.44		15
5.32		4.77	132,277	0.56		3.51		17
8.49		8.49	129,868	0.62		3.92		17
2.15		(1.89)	124,549	0.59		4.22		8

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(c)	For the six months ended September 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange ("NYSE") symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.
The end of the reporting period for the Fund is September 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2015 (the "current fiscal period").
Investment Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives and Principal Investment Strategies
The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Sub-Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in it's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:
Outstanding when-issued/delayed delivery purchase commitments	$758,333
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

34	Nuveen Investments

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Prices of municipal bonds and other fixed income securities are provided by a pricing service approved by the Fund's Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)
security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$126,808,232	$—		$126,808,232
Corporate Bonds**	—	—	3,576	***	3,576
Short-Term Investments:
Municipal Bonds*	—	1,011,700	301,410	***	1,313,110
Total	$—	$127,819,932	$304,986		$128,124,918

*	Refer to the Fund's Portfolio of Investments for state classifications.
**	Refer to the Fund's Portfolio of Investments for industry classifications.
***	Refer to the Fund's Portfolio of Investments for breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair

36	Nuveen Investments

value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Since the inception of the Fund's repurchase program, the Fund has not repurchased any of its outstanding shares.

Transactions in Fund shares were as follows:

	Six Months	Year
	Ended	Ended
	9/30/15	3/31/15
Shares issued to shareholders due to reinvestment of distributions	1,111	2,650
5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period aggregated $15,366,952 and $13,828,932, respectively.
6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
As of September 30, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$121,391,557
Gross unrealized:
Appreciation	$6,929,317
Depreciation	(195,956)
Net unrealized appreciation (depreciation) of investments	$6,733,361

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)
Permanent differences, primarily due to taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Fund's components of net assets as of March 31, 2015, the Fund's last tax year end, as follows:

Paid-in-surplus	$(11,084)
Undistributed (Over-distribution of) net investment income	(20,900)
Accumulated net realized gain (loss)	31,984
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2015, the Fund's last tax year end, were as follows:

Undistributed net tax-exempt income1	$376,706
Undistributed net ordinary income2	99,754
Undistributed net long-term capital gains	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 2, 2015, paid on April 1, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year ended March 31, 2015 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$4,254,292
Distributions from net ordinary income2	2,488
Distributions from net long-term capital gains	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of March 30, 2015, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
March 31, 2016	$44,763
March 31, 2017	148,403
Not subject to expiration	67,849
Total	$261,015
As of March 31, 2015, the Fund's last tax year end, $11,084 of the Fund's capital loss carryforwards expired and $156,404 of the Fund's capital loss carryforwards was utilized.
7. Management Fees and Other Transactions with Affiliates
The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For net assets over $2 billion	0.2375

38	Nuveen Investments

The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2015, the complex-level fee rate for the Fund was 0.1646%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
8. Borrowing Arrangements
The Fund, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.

Nuveen Investments	39

Additional Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer**	Terence J. Toth

*	Interested Board Member.
**	Will retire from the Fund's Board of Trustees effective December 31, 2015.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NIM
Shares repurchased	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

40	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	41

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

42	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Trustees of the Fund (the "Board," and each Trustee, a "Board Member"), including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Following an initial term with respect to the Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, at an in-person meeting held on May 11-13, 2015 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.
In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the "Fund Advisers" and each, a "Fund Adviser"); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Fund compared to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Fund's investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser's investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Fund, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.
The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board's understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.
The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.
The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.
The Board took into account all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Fund and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of the Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to the Fund. The Board reviewed information regarding, among other things, each Fund Adviser's organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund, the performance record of the Fund (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Fund over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. ("Nuveen") (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the "TIAA-CREF Transaction").

With respect to the services, the Board noted the Fund was a registered investment company that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Fund. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund's various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds' sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds' sub-advisers and their investment teams; analyzing performance of the funds;

44	Nuveen Investments

overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser's continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser's investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser's ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser's strong commitment to compliance and reviewed information reflecting the compliance group's ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer's report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser's continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser's use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen's continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreement and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser's investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of the Fund.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund's performance and the investment team. The Board reviewed, among other things, the Fund's investment performance both on an absolute basis and in comparison to peer funds (the "Performance Peer Group") and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. With respect to closed-end funds, the Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund's premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•
The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•
Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•
The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

•
The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of the Fund's peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

46	Nuveen Investments

In considering the performance data, the Independent Board Members noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-, three- and five-year periods, it outperformed its benchmark in the one- and three-year periods and underperformed its benchmark in the five-year period. The Board recognized that, although the Fund appeared to lag its peers, the Fund's intermediate duration positioning, which is consistent with its product design, was the primary reason for its underperformance compared to peers, given that the majority of the funds in the peer set consist of funds with longer duration mandates. The Board also recognized the Fund's positive absolute performance for the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the "Peer Universe") selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for the Fund. The Board reviewed, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratio paid by investors in the Fund was the most representative of an investor's net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Fund's fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that the Fund had a higher net management fee and net expense ratio compared to its peer averages (with the higher relative expense ratio generally due to the limitations with the Peer Universe).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that the Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed,

Nuveen Investments	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Fund and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Fund and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen's managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen's net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen's adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

48	Nuveen Investments

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser's continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser's continued commitment to its business to enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser's and the Sub-Adviser's level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for the Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen's costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments	49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

50	Nuveen Investments

Notes
Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

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To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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ESA-A-0915D 12136-INV-B-11/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 4, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 4, 2015